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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              -------------------

                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 1, 2001


                           MATTSON TECHNOLOGY, INC.
            (Exact name of registrant as specified in its charter)

                             --------------------

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           Delaware                        0-21970               77-0208119
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

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                              2800 Bayview Drive
                           Fremont, California 94538
              (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code (510) 657-5900
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Item 2.  Acquisition or Disposition of Assets

     On January 1, 2001, Mattson Technology, Inc. ("Mattson") acquired 100% equity ownership of the subsidiaries of STEAG Electronic Systems AG ("STEAG") constituting STEAG's semiconductor equipment division (the "STEAG Semiconductor Division") and simultaneously acquired CFM Technologies, Inc. ("CFM") through the merger of a wholly-owned subsidiary of Mattson with and into CFM. Each of the acquired entities is now, directly or indirectly, a wholly-owned subsidiary of Mattson. The STEAG Semiconductor Division and CFM each develop, manufacture and sell advanced processing equipment used to manufacture semiconductors. The terms of these acquisitions are further described in previous SEC reports and filings, including the Registration Statement on Form S-4 (Registration No. 333-46568) filed by Mattson on September 25, 2000 (the "Registration Statement").

     Prior to the acquisition by Mattson, the STEAG Semiconductor Division was owned by STEAG. In connection with the acquisition of the STEAG Semiconductor Division, Mattson issued 11,850,000 shares of Mattson common stock to STEAG and paid STEAG $100,000 in cash. Mattson also issued to STEAG a secured promissory note, due July 2, 2001, in the principal amount of $26,095,150.49, to offset the amount of outstanding working capital loans from STEAG to the STEAG Semiconductor Division at the time of closing. In addition, Mattson assumed certain parent company rights and obligations of STEAG and STEAG AG, a parent company of STEAG, under certain agreements, guarantees and instruments related to the STEAG Semiconductor Division. Mattson, STEAG, and Brad Mattson also entered into a Stockholder Agreement providing for, among other things, the expansion of Mattson's board of directors from five members to seven and the election of two representatives of STEAG, certain restrictions on future acquisitions or dispositions of Mattson common stock by STEAG, and registration rights in favor of STEAG. The consideration paid by Mattson for the STEAG Semiconductor Division was determined by arms' length negotiation between the parties.

     Prior to the acquisition by Mattson, CFM was a publicly held company traded under the symbol "CFMT" on the Nasdaq National Stock Market. In connection with the merger with CFM, Mattson will issue 0.5223 shares of common stock upon conversion and exchange of each share of CFM common stock issued and outstanding immediately prior to January 1, 2001, or approximately 4,100,000 shares of Mattson common stock in aggregate. In addition to the shares of Mattson common stock issuable to former shareholders of CFM common stock, Mattson also assumed all outstanding options to purchase CFM common stock based on the same exchange ratio of 0.5223. The consideration paid by Mattson for CFM was determined by arms' length negotiation between the parties.

     In connection with the acquisitions, Mattson has granted options to purchase approximately 850,000 shares of Mattson common stock to employees and directors of the STEAG Semiconductor Division and options to purchase approximately 500,000 shares of Mattson common stock to employees of CFM.

     As a result of these acquisitions, Mattson acquired the facilities and equipment used by the STEAG Semiconductor Division and CFM in the research, development, design and manufacture of
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semiconductor manufacturing equipment. At the present time, Mattson intends to continue to use these acquired assets for their current purposes.

     The merger and business combination agreements, which are incorporated herein by reference and filed as exhibits, qualify the description of the transactions set forth above and contain additional information regarding the terms of the transactions.

Item 7. Financial Statements and Exhibits

The historical and pro forma financial statements listed below are to be included in this report. All such financial statements and pro forma financial information will be filed by amendment hereto not later than March 16, 2001.

(a)  Financial Statements of Businesses Acquired
     1.  Financial Statements of STEAG Semiconductor Division
         A.  Annual Audited Financial Statements
             (1)  Report of Independent Public Accountants
             (2)  Combined Balance Sheets as of December 31, 1999 and 1998
             (3) Combined Statements of Operations for years ended December 31, 1999 and 1998
             (4) Combined Statements of Shareholders' Equity for years ended December 31, 1999 and 1998
             (5) Combined Statements of Cash Flows for years ended December 31, 1999 and 1998
             (6) Notes to Combined Financial Statements for years ended December 31, 1999 and 1998
         B.  Unaudited Interim Financial Statements
             (1)  Combined Balance Sheets as of June 30, 2000 and 1999
             (2) Combined Statements of Operations for the six months ended June 30, 2000 and 1999
             (3) Combined Statements of Cash Flows for the six months ended June 30, 2000 and 1999
             (4) Notes to Combined Financial Statements for the six months ended June 30, 2000 and 1999
     2.  Financial Statements of CFM Technologies, Inc.
         A.  Audited Annual Financial Statements
             (1)  Report of Independent Public Accountants
             (2)  Consolidated Balance Sheets as of October 31, 1999 and 1998
             (3) Consolidated Statements of Operations for the years ended October 31, 1999, 1998 and 1997
             (4) Consolidated Statements of Shareholders' Equity for the years ended October 31, 1999, 1998 and 1997
             (5) Consolidated Statements of Cash Flows for the years ended October 31, 1999, 1998 and 1997
             (6)  Notes to Consolidated Financial Statements
         B.  Unaudited Interim Financial Statements
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             (1)  Consolidated Balance Sheets (unaudited) as of July 31, 2000 and October 31, 1999
             (2) Consolidated Statements of Operations (unaudited) for the Three and Six months ended July 31, 2000 and 1999
             (3) Consolidated Statements of Cash Flows (unaudited) for the Nine months ended July 31, 2000 and 1999
             (4)  Notes to Consolidated Financial Statements
(b)  Pro Forma Financial Information
     1.  Pro Forma Combined Condensed Financial Information
         A.  Unaudited Pro Forma Combined Condensed Balance Sheet
         B.  Unaudited Pro Forma Combined Condensed Statement of Operations
         C.  Notes to Unaudited Combined Condensed Pro Forma Financial
             Information
(c)  Exhibits

Exhibit No.              Description
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2.1                      Strategic Business Combination Agreement, dated as of
                         June 27, 2000, by and between STEAG Electronic Systems
                         AG, an Aktiengesellschaft organized and existing under the laws of the Federal Republic of Germany, and Mattson Technology, Inc., a Delaware corporation.

2.2 Amendment to Strategic Business Combination Agreement, dated as of December 15, 2000, by and between STEAG Electronic Systems AG, an Aktiengesellschaft organized and existing under the laws of the Federal Republic of Germany, and Mattson Technology, Inc., a Delaware corporation.

2.3 Stockholder Agreement by and among STEAG Electronic Systems AG, an Aktiengesellschaft organized and existing under the laws of the Federal Republic of Germany, Mattson Technology, Inc., a Delaware corporation, and Brad Mattson.

2.4 Agreement and Plan of Merger, dated as of June 27, 2000, by and among Mattson Technology, Inc., a Delaware corporation, M2C Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Mattson, and CFM Technologies, Inc., a Pennsylvania corporation.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MATTSON TECHNOLOGY, INC.



Date: January 15, 2001                   By: /s/ Ludger Viefhues
                                            -----------------------------------
                                              Ludger Viefhues
                                              Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit No.      Description
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2.1*             Strategic Business Combination Agreement, dated as of June 27,
                 2000, by and between STEAG Electronic Systems AG, an
                 Aktiengesellschaft organized and existing under the laws of the Federal Republic of Germany and Mattson Technology, Inc., a
                 Delaware corporation.

2.2** Amendment to Strategic Business Combination Agreement, dated as of December 15, 2000, by and between STEAG Electronic Systems AG, an Aktiengesellschaft organized and existing under the laws of the Federal Republic of Germany, and Mattson Technology, Inc., a Delaware corporation.

2.3 Stockholder Agreement by and among STEAG Electronic Systems AG, an Aktiengesellschaft organized and existing under the laws of the Federal Republic of Germany, Mattson Technology, Inc., a Delaware corporation, and Brad Mattson.

2.4* Agreement and Plan of Merger, dated as of June 27, 2000, by and among Mattson Technology, Inc. a Delaware corporation, M2C Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Mattson, and CFM Technologies, Inc., a Pennsylvania corporation.

* Incorporated by reference from Mattson's filing on Form S-4 (File No. 333-46568) filed on September 25, 2000.

** Incorporated by reference from Mattson's filing on Form 8-K (File No. 000-24838) filed on December 21, 2000.